MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND    TWO WORLD TRADE CENTER,
MINERALS TRUST                                    NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1999

DEAR SHAREHOLDER:

The twelve-month period ended October 31, 1999, was a challenging one for the precious-metals market. Prior to the start of the fiscal year, in August 1998, gold hit a 19-year low of $273 per ounce after two and a half years of declining prices. In the aftermath of the near collapse of a major U.S. hedge fund that summer, the Federal Reserve Board began to ease monetary policy aggressively, which resulted in a weakening of the U.S. dollar and a temporary reversal in the gold price.

After a rally to $300 per ounce in the autumn of 1998, the gold price drifted to a year-end level of $288 and remained around $280 to $290 in the first four months of 1999. It appeared then that perhaps all the bad news was out and gold would finally begin to build a base. However, this was not the case. As we have seen in the past two years, a period of steady prices in the gold market has resulted in a series of announcements of planned sales of gold reserves. An announcement by the International Monetary Fund (IMF) of its intention to sell gold to provide debt relief for highly indebted nations, and the prospect of Swiss sales, kept constant pressure on gold prices. The final blow came on May 7 from the Bank of England's surprise announcement of its intention to sell 415 of its 715 metric tons of reserves, commencing with a series of auctions. Following this news, the price of gold dropped swiftly by some $35, to nearly $262 per ounce.

The results of the first British reserve auction on July 6 were interpreted negatively and gold's price responded by falling to a new 20-year low of $252 per ounce. The devastation to the gold market resulted in intense political pressure on the IMF and the central banks to curtail the sale and lending of reserves. The cries of protest were first heeded in the U.S. Congress, which had effective veto power over IMF sales. Finally, in an unexpected statement, 15 (mostly European) central banks announced that they would limit gold sales and lending for five years. The participating central banks have pledged to limit gold sales to approximately 400 metric tons annually. This action, coupled

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1999, CONTINUED

with the express stance of other major central banks (particularly the U.S., Japan, Australia, and the IMF) not to sell gold, indicates that approximately 90 percent of official-sector gold reserves are now frozen. The 15 central banks also agreed not to expand their gold leasing over this five-year period, thereby placing a ceiling on speculative investors' ability to short the market. The announcement sparked a sharp short-covering rally, which carried gold prices to a closing spike-high of more than $326 per ounce in early October. Since then, gold has settled back in the $290 to $300 range, closing October at $299.20 per ounce.

PERFORMANCE AND PORTFOLIO

For the twelve-month period ended October 31, 1999, Morgan Stanley Dean Witter Precious Metals and Minerals Trust's Class B shares posted a total return of -3.19 percent versus 1.55 percent for the Lipper Gold Funds Index and 25.66 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500). For the same period, the Fund's Class A, C and D shares produced total returns of -1.98 percent, -3.19 percent and -2.39 percent, respectively. Performance of the Fund's four share classes varies because of differing expenses. (The total return figures shown assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.) The accompanying chart compares the Fund's performance to that of the Lipper and S&P indexes.

The Fund's performance reflected the generally lackluster environment of the precious-metals market. The Fund's underweighting in areas of the world that performed well during the fiscal year hindered its performance relative to the Lipper index. At the end of October, the Fund's key holdings included Franco-Nevada Mining, Placer Dome, Barrick Gold, Stillwater Mining and Agnico Eagle Mines.

LOOKING AHEAD

On December 21, 1999, at a special meeting of shareholders of Morgan Stanley Dean Witter Precious Metals and Minerals Trust, a proposal to have the Fund's assets acquired by Morgan Stanley Dean Witter Natural Resource Development Securities, pursuant to a reorganization plan, was approved. Accordingly, shareholders will receive corresponding shares of Morgan Stanley Dean Witter Natural Resource Development Securities equal to the value of their holdings in Morgan Stanley Dean Witter Precious Metals and Minerals Trust as of the valuation date, currently anticipated to be on or about January 28, 2000. Each shareholder of Morgan Stanley Dean Witter Precious Metals and Minerals

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1999, CONTINUED

Trust will receive the same class of shares of Morgan Stanley Dean Witter Natural Resource Development Securities as is currently held by that shareholder in the Fund on the valuation date. This transaction is a nontaxable event.

We appreciate your support of Morgan Stanley Dean Witter Precious Metals and Minerals Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO           /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO               MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                PRESIDENT

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND
MINERALS TRUST
FUND PERFORMANCE OCTOBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 -- CLASS B SHARES
($ IN THOUSANDS)
                                          Fund  S & P 500 (4)  Lipper (5)
August-1990                            $10,000        $10,000     $10,000
October-1990                            $8,570         $9,179      $8,419
October-1991                            $8,675        $12,251      $8,805
October-1992                            $7,984        $13,469      $7,227
October-1993                           $10,956        $15,476     $11,537
October-1994                           $11,634        $16,072     $13,331
October-1995                           $10,147        $20,313     $10,843
October-1996                           $11,764        $25,200     $12,875
October-1997                            $7,848        $33,277      $8,312
October-1998                            $5,740        $40,594      $6,210
October-1999                         $5,557(3)        $51,012      $6,307

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR
    CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF
    CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                          AVERAGE ANNUAL TOTAL RETURNS
   -----------------------------------------------------------------------------------------------------------
                     CLASS B SHARES*                                        CLASS A SHARES+
   ---------------------------------------------------   -----------------------------------------------------
   1 Year                       (3.19)%(1)   (8.03)%(2)  1 Year                        (1.98)%(1)    (7.13)%(2)
   5 Years                     (13.74) (1)  (14.05) (2)  Since Inception (7/28/97)    (18.92) (1)   (20.83) (2)
   Since Inception (8/6/90)     (6.16) (1)   (6.16) (2)

                   CLASS C SHARES++                                    CLASS D SHARES#
   -------------------------------------------------  -------------------------------------------------
   1 Year                      (3.19)%(1)  (4.16)%(2) 1 Year                      (2.39)%(1)
   Since Inception (7/28/97)  (19.65) (1) (19.65) (2) Since Inception (7/28/97)  (19.21) (1)

------------------------
 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value assuming a complete redemption on October 31, 1999.
 (4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 (5) The Lipper Gold-Oriented Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Gold-Oriented Funds objective. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this index.
* The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years. + The maximum front-end sales charge for Class A is 5.25%.
++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
# Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.6%)
           AUSTRALIA (17.5%)
           PRECIOUS METALS
 900,000   Acacia Resources Ltd....................................................................  $ 1,591,773
 800,000   Delta Gold NL...........................................................................    1,348,744
 500,000   Newcrest Mining Ltd.*...................................................................    1,402,821
 900,000   Normandy Mining Ltd.....................................................................      681,370
                                                                                                     -----------

           TOTAL AUSTRALIA.........................................................................    5,024,708
                                                                                                     -----------
           CANADA (52.0%)
           OTHER METALS/MINERALS
  50,000   Dia Met Minerals Ltd. (Class A)*........................................................      718,459
 250,000   Namibian Minerals Corp..................................................................    1,265,625
                                                                                                     -----------
                                                                                                       1,984,084
                                                                                                     -----------
           PRECIOUS METALS
 270,000   Agnico-Eagle Mines Ltd..................................................................    2,173,721
  85,000   Barrick Gold Corp.......................................................................    1,556,562
  46,300   Barrick Gold Corp.......................................................................      850,883
 155,000   Franco Nevada Mining Corp. Ltd..........................................................    2,874,856
 250,000   Kinross Gold Corp.*.....................................................................      636,932
 300,000   Meridian Gold Inc.*.....................................................................    2,137,500
 225,000   Placer Dome, Inc. (ADR).................................................................    2,728,125
                                                                                                     -----------
                                                                                                      12,958,579
                                                                                                     -----------

           TOTAL CANADA............................................................................   14,942,663
                                                                                                     -----------

           PERU (5.9%)
           OTHER METALS/MINERALS
 100,000   Minas Buenaventura S.A. (ADR)*..........................................................    1,700,000
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           UNITED KINGDOM (5.6%)
           OTHER METALS/MINERALS
  30,000   Anglo American PLC (ADR)................................................................  $ 1,605,000
                                                                                                     -----------

           UNITED STATES (18.6%)
           PRECIOUS METALS
  50,000   Apex Silver Mines Ltd...................................................................      678,125
  75,000   Homestake Mining Co.....................................................................      628,125
  80,000   Newmont Mining Corp.....................................................................    1,755,000
 112,500   Stillwater Mining Co.*..................................................................    2,264,062
                                                                                                     -----------

           TOTAL UNITED STATES.....................................................................    5,325,312
                                                                                                     -----------

TOTAL COMMON STOCKS
(IDENTIFIED COST $25,189,396) (a)..........................................................   99.6%    28,597,683

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.4        120,320
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 28,718,003
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,504,849 and the aggregate gross unrealized depreciation is $1,096,562, resulting in net unrealized appreciation of $3,408,287.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:
Investments in securities, at value
  (identified cost $25,189,396)...............................................................  $ 28,597,683
Cash (including ($125,091) in foreign currency)...............................................        95,696
Receivable for:
    Investments sold..........................................................................       125,963
    Dividends.................................................................................        12,375
    Shares of beneficial interest sold........................................................         3,104
Prepaid expenses and other assets.............................................................        46,072
                                                                                                ------------
     TOTAL ASSETS.............................................................................    28,880,893
                                                                                                ------------
LIABILITIES:
Payable for:
    Plan of distribution fee..................................................................        26,740
    Investment management fee.................................................................        22,262
    Shares of beneficial interest repurchased.................................................        21,829
Accrued expenses and other payables...........................................................        92,059
                                                                                                ------------
     TOTAL LIABILITIES........................................................................       162,890
                                                                                                ------------
     NET ASSETS...............................................................................  $ 28,718,003
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $ 57,698,554
Net unrealized appreciation...................................................................     3,409,159
Accumulated net investment loss...............................................................       (40,619)
Accumulated net realized loss.................................................................   (32,349,091)
                                                                                                ------------
     NET ASSETS...............................................................................  $ 28,718,003
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................      $279,358
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        56,460
     NET ASSET VALUE PER SHARE................................................................         $4.95
                                                                                                ============

     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET
      ASSET VALUE)............................................................................         $5.22
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................   $26,584,064
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     5,482,165
     NET ASSET VALUE PER SHARE................................................................         $4.85
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................    $1,772,828
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       365,711
     NET ASSET VALUE PER SHARE................................................................         $4.85
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................       $81,753
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        16,638
     NET ASSET VALUE PER SHARE................................................................         $4.91
                                                                                                ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

NET INVESTMENT LOSS:

INCOME
Dividends (net of $18,362 foreign withholding tax)............................................  $    328,668
Interest......................................................................................       105,394
                                                                                                ------------

     TOTAL INCOME.............................................................................       434,062
                                                                                                ------------

EXPENSES
Plan of distribution fee (Class A shares).....................................................         1,544
Plan of distribution fee (Class B shares).....................................................       280,466
Plan of distribution fee (Class C shares).....................................................        16,587
Investment management fee.....................................................................       247,980
Professional fees.............................................................................       107,809
Transfer agent fees and expenses..............................................................        87,250
Shareholder reports and notices...............................................................        73,832
Registration fees.............................................................................        72,850
Custodian fees................................................................................        13,820
Trustees' fees and expenses...................................................................        12,054
Other.........................................................................................         3,701
                                                                                                ------------

     TOTAL EXPENSES...........................................................................       917,893
                                                                                                ------------

     NET INVESTMENT LOSS......................................................................      (483,831)
                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
    Investments...............................................................................   (12,212,000)
    Foreign exchange transactions.............................................................          (810)
                                                                                                ------------

     NET LOSS.................................................................................   (12,212,810)
                                                                                                ------------
Net change in unrealized appreciation/ depreciation on:
    Investments...............................................................................    11,689,371
    Translation of other assets and liabilities denominated in foreign currencies.............           985
                                                                                                ------------

     NET APPRECIATION.........................................................................    11,690,356
                                                                                                ------------

     NET LOSS.................................................................................      (522,454)
                                                                                                ------------

NET DECREASE..................................................................................  $ (1,006,285)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE YEAR      FOR THE YEAR
                                                                              ENDED             ENDED
                                                                          OCTOBER 31, 1999  OCTOBER 31, 1998
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.....................................................    $   (483,831)     $   (492,727)
Net realized loss.......................................................     (12,212,810)       (9,649,583)
Net change in unrealized appreciation...................................      11,690,356          (420,822)
                                                                            ------------      ------------

     NET DECREASE.......................................................      (1,006,285)      (10,563,132)
Net increase (decrease) from transactions in shares of beneficial
  interest..............................................................      (1,744,002)        3,551,128
                                                                            ------------      ------------

     NET DECREASE.......................................................      (2,750,287)       (7,012,004)

NET ASSETS:
Beginning of period.....................................................      31,468,290        38,480,294
                                                                            ------------      ------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSSES OF $40,619 AND $127,339,
    RESPECTIVELY).......................................................    $ 28,718,003      $ 31,468,290
                                                                            ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Precious Metals and Minerals Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund will attempt to achieve its investment objective by investing principally in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on August 6, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares and Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999, CONTINUED

under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999, CONTINUED

gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999, CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for
(1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999, CONTINUED

reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $4,147,385 at October 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $75,057, $89,406 and $2,529, respectively and received approximately $7,752 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for year ended October 31, 1999 aggregated $20,226,430 and $22,311,653, respectively.

For the year ended October 31, 1999, the Fund incurred $4,519 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $4,500.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transaction in shares of beneficial interest were as follows:

                                                               FOR THE YEAR                    FOR THE YEAR
                                                                   ENDED                          ENDED
                                                             OCTOBER 31, 1999                OCTOBER 31, 1998
                                                         -------------------------      --------------------------
                                                           SHARES        AMOUNT           SHARES         AMOUNT
                                                         ----------   ------------      -----------   ------------
CLASS A SHARES
Sold...................................................   1,726,177   $  8,595,102          163,290   $    830,904
Redeemed...............................................  (1,687,771)    (8,562,051)        (149,939)      (771,988)
                                                         ----------   ------------      -----------   ------------
Net increase - Class A.................................      38,406         33,051           13,351         58,916
                                                         ----------   ------------      -----------   ------------
CLASS B SHARES
Sold...................................................   6,524,567     32,305,892       10,593,880     59,088,953
Redeemed...............................................  (7,032,778)   (34,689,628)     (10,149,788)   (56,742,708)
                                                         ----------   ------------      -----------   ------------
Net increase (decrease) - Class B......................    (508,211)    (2,383,736)         444,092      2,346,245
                                                         ----------   ------------      -----------   ------------
CLASS C SHARES
Sold...................................................   1,307,205      6,577,314          604,559      3,428,478
Redeemed...............................................  (1,150,201)    (5,630,673)        (465,261)    (2,500,980)
                                                         ----------   ------------      -----------   ------------
Net increase - Class C.................................     157,004        946,641          139,298        927,498
                                                         ----------   ------------      -----------   ------------
CLASS D SHARES
Sold...................................................     517,526      2,450,652          362,666      2,036,922
Redeemed...............................................    (565,830)    (2,790,610)        (298,983)    (1,818,453)
                                                         ----------   ------------      -----------   ------------
Net increase (decrease) - Class D......................     (48,304)      (339,958)          63,683        218,469
                                                         ----------   ------------      -----------   ------------
Net increase (decrease) in Fund........................    (361,105)  $ (1,744,002)         660,424   $  3,551,128
                                                         ==========   ============      ===========   ============

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Fund had a net capital loss carryover of approximately $31,763,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

    (AMOUNT IN THOUSANDS)
-----------------------------
 2005       2006       2007
-------   --------   --------
$10,239    $9,871    $11,653
=======    ======    =======

As of October 31, 1999, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies held by the Fund and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $571,361, accumulated net realized loss was credited $810 and accumulated net investment loss was credited $570,551.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1999, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1999, there were no outstanding forward contracts.

8. FUND MERGER

On December 21, 1999, shareholders of the Fund approved a reorganization plan ("the Plan") whereby the Fund would be merged into Morgan Stanley Dean Witter Natural Resource Development Securities Inc. ("Natural Resource"). Pursuant to the Plan, the assets of the Fund will be combined with the assets of Natural Resource and shareholders of the Fund will become shareholders of Natural Resource, receiving shares of the corresponding class of Natural Resource equal to the value of their holdings in the Fund. The merger is expected to close on or about January 28, 2000.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE PERIOD
                     FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                        ENDED              ENDED             THROUGH
                   OCTOBER 31, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
-------------------------------------------------------------------------
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value,
 beginning of
 period....             $  5.05            $  6.86             $  7.95
                        -------            -------             -------

Loss from
 investment
 operations:
   Net
   investment
   loss....               (0.04)             (0.05)           --
   Net realized
   and
   unrealized
   loss....               (0.06)             (1.76)              (1.09)
                        -------            -------             -------

Total loss from
 investment
 operations...            (0.10)             (1.81)              (1.09)
                        -------            -------             -------

Net asset value,
 end of
 period....             $  4.95            $  5.05             $  6.86
                        =======            =======             =======

TOTAL RETURN+...          (1.98)%           (26.38)%            (13.71)%(1)

RATIOS TO
AVERAGE NET
ASSETS:
Expenses...                2.24 %(3)          2.01 %(3)           1.61 %(2)

Net investment
 loss......               (0.84)%(3)         (0.78)%(3)          (0.08)%(2)

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 thousands......           $279                $91                 $32

Portfolio
 turnover
 rate...........             69 %               36 %                53 %

---------------------

  *    The date shares were first issued.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                           FOR THE YEAR ENDED OCTOBER 31
                                                      ------------------------------------------------------------------------
                                                         1999++         1998++        1997*++          1996           1995
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period................     $ 5.01         $ 6.85         $11.14         $ 9.77         $11.45
                                                         ------         ------         ------         ------         ------

Income (loss) from investment operations:
   Net investment loss..............................      (0.08)         (0.09)         (0.10)         (0.10)         (0.08)
   Net realized and unrealized gain (loss)..........      (0.08)         (1.75)         (3.35)          1.66          (1.38)
                                                         ------         ------         ------         ------         ------

Total income (loss) from investment operations......      (0.16)         (1.84)         (3.45)          1.56          (1.46)
                                                         ------         ------         ------         ------         ------

Less dividends and distributions from:
   Net investment income............................     --             --              (0.13)        --             --
   Net realized gain................................     --             --              (0.71)         (0.19)         (0.22)
                                                         ------         ------         ------         ------         ------
Total dividends and distributions...................     --             --              (0.84)         (0.19)         (0.22)
                                                         ------         ------         ------         ------         ------
Net asset value, end of period......................     $ 4.85         $ 5.01         $ 6.85         $11.14         $ 9.77
                                                         ======         ======         ======         ======         ======

TOTAL RETURN+.......................................      (3.19)%       (26.86)%       (33.29)%        15.93 %       (12.78)%

RATIOS TO AVERAGE NET ASSETS:
Expenses............................................       3.00 %(1)      2.78 %(1)      2.36 %         2.27 %         2.29 %

Net investment loss.................................      (1.60)%(1)     (1.55)%(1)     (1.13)%        (0.84)%        (0.70)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.............    $26,584        $30,005        $37,964        $60,841        $55,448

Portfolio turnover rate.............................         69 %           36 %           53 %           46 %           23 %

---------------------

  *    Prior to July 28, 1997, the Fund issued one class of shares.
       All shares of the Fund held prior to that date have been designated Class B shares.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                     FOR THE PERIOD
                                                                FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                                   ENDED              ENDED             THROUGH
                                                              OCTOBER 31, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................       $ 5.01             $ 6.84             $ 7.95
                                                                   ------             ------             ------

Loss from investment operations:
   Net investment loss......................................        (0.07)             (0.09)             (0.02)
   Net realized and unrealized loss.........................        (0.09)             (1.74)             (1.09)
                                                                   ------             ------             ------

Total loss from investment operations.......................        (0.16)             (1.83)             (1.11)
                                                                   ------             ------             ------

Net asset value, end of period..............................       $ 4.85             $ 5.01             $ 6.84
                                                                   ======             ======             ======

TOTAL RETURN+...............................................        (3.19)%           (26.75)%           (13.96)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         3.00%(3)           2.78%(3)           2.37%(2)

Net investment loss.........................................        (1.60)%(3)         (1.55)%(3)         (0.79)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $1,773             $1,046               $475

Portfolio turnover rate.....................................          69%                36%                53%

---------------------

  *    The date shares were first issued.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                     FOR THE PERIOD
                                                                FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                                   ENDED              ENDED             THROUGH
                                                              OCTOBER 31, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................       $  5.03            $  6.86             $  7.95
                                                                   -------            -------             -------

Income (loss) from investment operations:
   Net investment income (loss).............................         (0.04)              0.02            --
   Net realized and unrealized loss.........................         (0.08)             (1.85)              (1.09)
                                                                   -------            -------             -------

Total loss from investment operations.......................         (0.12)             (1.83)              (1.09)
                                                                   -------            -------             -------

Net asset value, end of period..............................       $  4.91            $  5.03             $  6.86
                                                                   =======            =======             =======

TOTAL RETURN+...............................................         (2.39)%           (26.68)%            (13.71)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          2.00%(3)           1.78%(3)            1.35%(2)

Net investment income (loss)................................         (0.60)%(3)         (0.55)%(3)           0.22%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................           $82               $327                  $9

Portfolio turnover rate.....................................            69%                36%                 53%

---------------------

  *    The date shares were first issued.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND
MINERALS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Precious Metals and Minerals Trust (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As described in Note 8 to the financial statements, the Fund's Trustees and shareholders have approved a reorganization plan whereby the Fund would be merged into Morgan Stanley Dean Witter Natural Resource Development Securities Inc.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 21, 1999

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Robert Rossetti
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.


MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST


[GRAPHIC]


ANNUAL REPORT
OCTOBER 31, 1999